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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 2000 relating to the financial statements of The MONY Group Inc. (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.



                                           /s/ PricewaterhouseCoopers LLP
                                    -------------------------------------------
                                               PricewaterhouseCoopers LLP

New York, NY
January 17, 2001